Green Square Equity Income Fund Summary Prospectus November 30, 2016, as revised January 12, 2017 Institutional Class – GSENX Investor Class – (Not Available for Purchase)

Before you invest, you may want to review the Green Square Equity Income Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated November 30, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.gsequityincome.com.  You can also get this information at no cost by calling the Fund (toll-free) at 1-877-914-7343 or by sending an e-mail request to richard.finch@greensquarecap.com.

Investment Objective
The Green Square Equity Income Fund (the “Fund”) seeks long term capital appreciation coupled with current and growing income from dividends.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	Investor Class	Institutional Class
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.70%	0.70%
Shareholder Servicing Plan Fee	None	0.10%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (1)	1.02%	1.02%
Total Annual Fund Operating Expenses	1.97%	1.82%
Less: Fee Waiver and Expense Reimbursement (2)	(0.72)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (2)	1.25%	1.10%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Green Square Asset Management, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred and at the time of the recoupment.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least November 29, 2017.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$127	$549
Institutional Class	$112	$502

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of publicly-traded equity securities issued by U.S. companies.  The Adviser defines a U.S. company as one that is domiciled in the U.S. and trades on either the New York Stock Exchange or the NASDAQ Stock Market, Inc. The Fund will normally hold between 35 and 50 securities, typically with a minimum market capitalization, at the time of purchase, of $1 billion. While the Fund may invest in securities with a market capitalization as low as $1 billion, the Fund will focus its investments in large capitalization securities.  The Adviser defines “large capitalization” to be any company with a market capitalization of $5 billion or more.  In addition to common stocks, the Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution and traded on an exchange.

The Adviser utilizes a proprietary screening and factor model to identify companies with very high quality and liquid balance sheets, durable cash flows, sensible dividend policies, and dividend growth potential that are trading at attractive relative valuations.  The Adviser considers a company to have “sensible dividend policies” if the company pays consistent to growing dividends that are sustainable based upon durable cash flows and maintains ample levels of cash on the balance sheet to cover those payments. Generally, the Adviser does not seek to invest in companies that engage in variable dividend policies or that make serial special dividend payments.  The Adviser’s screening process identifies a universe of companies that qualify for investment consideration.  A qualitative overlay is then applied to select the final portfolio.  The Fund will generally be equally weighted across all sectors within the Global Industry Classification Standard (“GICS”) with the exception of the Financials and Real Estate sectors. Within the nine other equally weighted sectors, the Fund will hold a limited number of equally weighted positions.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance. Past performance (before and after taxes) will not necessarily continue in the future.

Management
Investment Adviser
Green Square Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers
James West, CFA, and Christopher Prest are the portfolio managers responsible for the day-to-day management of the Fund.  Each has been a portfolio manager of the Fund since its inception in 2016.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Green Square Equity Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 1-877-914-7343 or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The Fund’s minimum initial and subsequent investments are shown below.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investments	Minimum Subsequent Investments
Investor Class	$1,000	$100
Institutional Class	$100,000	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan.  Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.